Supplement dated June 30, 2023 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your variable annuity contract (“Contract”) issued by Everlake Life Insurance Company.

Morgan Stanley VIF Global Franchise Portfolio Closure
Effective at the close of business on or about September 14, 2023, the Morgan Stanley VIF Global Franchise Portfolio – Class II will be closed to new investments and to additional investments from existing Contract Owners.

Morgan Stanley VIF Global Franchise Portfolio Liquidation
Effective on or about September 18, 2023 (the “Liquidation Date”), the following portfolio will be liquidated (the “Liquidating Portfolio”) and any Contract Value remaining in the Variable Sub-Account investing in the Liquidating Portfolio will be transferred to the Variable Sub-Account investing in the Default Portfolio currently available under your Contract as listed below.

Liquidating Portfolio	Default Portfolio
Morgan Stanley VIF Global Franchise Portfolio – Class II	Putnam VT Government Money Market Fund - Class IB

Effective on the Liquidation Date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Liquidating Portfolio will be deemed instruction for the Default Portfolio. This includes, but is not limited to, instructions for systematic withdrawals, Dollar Cost Averaging and Automatic Portfolio Rebalancing.

Please note that you may transfer out of the Liquidating Portfolio any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Contract. In addition, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Default Portfolio due to the liquidation can be transferred to another investment option available under your Contract free of charge and will not count as one of your annual free transfers. You should note that any investment option into which you make a transfer will be subject to the transfer limitations described in your prospectus.

If the Liquidating Portfolio is part of an asset allocation model for your Contract, you may need to make a new election of an available portfolio within the asset allocation model for the model to continue to operate for your Contract following the Liquidation Date.

You may wish to consult with your financial professional about the impact of the liquidation on any allocation instructions and asset allocation models in effect for your Contract and to determine if your existing allocation instructions should be changed before or after the Liquidation Date. Please refer to your prospectus for detailed information about available investment options.

If you have any questions, please contact your financial professional or call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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